UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 10, 2004

INTERSTATE BAKERIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As announced in a press release dated December 10, 2004, attached as Exhibit 99.1 and hereby incorporated by reference, we are furnishing a report containing business and preliminary unaudited financial information for the year ended May 29, 2004, attached as Exhibit 99.2 and hereby incorporated by reference. We are currently unable to file a fully compliant Annual Report on Form 10-K due to a review being undertaken in light of newly identified information with respect to the proper accounting treatment for a defined benefit pension plan to which we contribute on behalf of approximately 900 of our approximately 32,000 employees. If we determine that we should change the manner in which we account for this plan in our financial statements, our earnings may be negatively impacted and additional assets and liabilities may be reflected in our financial statements. In addition, depending upon the results of such review and the significance of the impact on our historical financial statements, we may be required to restate our historical financial statements. While we cannot predict with accuracy the amount of any impact on earnings or any potential net liability that would result from such a determination, any such earnings impact or net liability could be significant and could adversely affect our financial condition and results of operations.

The report attached hereto should not be relied upon as a fully compliant Annual Report on Form 10-K prepared in accordance with the requirements of the rules and regulations promulgated by the Securities and Exchange Commission because we have not attached the report of our independent auditors and have not included the certifications required by the Sarbanes-Oxley Act of 2002. In addition, while we believe that the report attached hereto has been prepared in accordance with accounting principles generally accepted in the United States (GAAP) except for the uncertainties related to the above-noted defined benefit pension plan, we can give no assurances that all other adjustments are final and that all other adjustments necessary to present our financial information in accordance with GAAP have been identified. No independent auditors have expressed any opinion or any other form of assurance on such information or its accuracy. For these reasons, the financial information contained in the report attached hereto may not be indicative of our financial condition or operating results.

The press release dated December 10, 2004 also announced certain preliminary financial information for the fiscal 2005 first quarter ended August 21, 2004. As discussed in the press release, such preliminary information does not reflect significant asset impairment charges we expect to recognize when the financial results for the quarter are finalized or any impact of a potential change to the accounting treatment for the defined benefit pension plan discussed above.

As previously reported, on September 22, 2004, we and each of our wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the “Court”). On December 10, 2004, we filed with the Court as required by the Bankruptcy Code consolidated monthly operating reports for the four week periods ended September 18, 2004 and October 16, 2004. Such reports are attached as Exhibit 99.3 and hereby incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

Some information contained in the report attached hereto may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, our views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: successful resolution of any deficiencies in our newly implemented financial reporting systems; final determination of anticipated significant asset impairment charges; our ability to continue as a going concern; our ability to obtain court approval with respect to motions in the Chapter 11 proceeding filed by us from time to time; our ability to operate pursuant to the terms of our DIP financing facility; our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for us to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; our ability to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on our liquidity or results of operations; our ability to fund and execute our business plan; our ability to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties with respect to the accounting treatment of a defined benefit pension plan to which we contribute; increased costs and uncertainties related to periodic renegotiation of union contracts; finalization of our review and the independent audit of the consolidated financial statements for the year ended May 29, 2004, or reviews of the restated condensed consolidated financial statements as and for the periods ended November 15, 2003 and as of and for the forty week period ended March 6, 2004; the results of a Securities and Exchange Commission investigation concerning our financial statements following our announcement that the Audit Committee of our Board of Directors had retained independent counsel to investigate our manner of setting our workers’ compensation and other reserves; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; future product recalls or safety concerns; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party, including the securities class actions filed after our February 11, 2003 press release; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the Securities and Exchange Commission, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of our various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, we urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Interstate Bakeries Corporation press release dated December 10, 2004.

99.2	Interstate Bakeries Corporation Report of Business and Preliminary Unaudited Financial Information for the year ended May 29, 2004.

99.3	Interstate Bakeries Corporation Consolidated Monthly Operating Reports for the four week periods ended September 18, 2004 and October 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004	INTERSTATE BAKERIES CORPORATION

	By:	/s/ Ronald B. Hutchison
Ronald B. Hutchison
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Interstate Bakeries Corporation press release dated December 10, 2004.

99.2	Interstate Bakeries Corporation Report of Business and Preliminary Unaudited Financial Information for the year ended May 29, 2004.

99.3	Interstate Bakeries Corporation Consolidated Monthly Operating Reports for the four week periods ended September 18, 2004 and October 16, 2004.

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